DATE [o] 2002



                           GRANITE MORTGAGES 02-2 PLC

--------------------------------------------------------------------------------

                       ISSUER MASTER DEFINITIONS SCHEDULE

--------------------------------------------------------------------------------


                           SIDLEY AUSTIN BROWN & WOOD
                              1 THREADNEEDLE STREET
                                 LONDON EC2R 8AW
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937
                            REF: LHC/30507-13/550686

THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on [o] 2002

BY:

(1) Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and


(2) Allen & Overy of One New Change, London EC4M 9QQ.


1. DEFINITIONS

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"ACCOUNT BANK" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"ADDITIONAL INTEREST" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"ADDITIONAL MORTGAGE LOAN" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Closing Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"ADDITIONAL MORTGAGE PORTFOLIO" means the portfolio of Additional Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Mortgage Loans that the Seller anticipates assigning to the Mortgages Trustee on the Closing Date;

"ADDITIONAL TRUST PROPERTY" means the Additional Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Closing Date, including the Additional Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller, but excluding any Early Repayment Charges which are reassigned to the Seller;

"AGENT BANK" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"AGENTS" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"APPOINTEE" has the meaning specified in the Current Issuer Trust Deed;

"AUDITORS" or "AUDITORS" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of

Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"AUTHORISED DENOMINATIONS" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, (pound)10,000 and (pound)100,000, in the case of any class of the Euro Notes, 10,000 and 100,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"AUTHORISED DOLLAR HOLDING" means the aggregate principal amount of $10,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"AUTHORISED EURO HOLDING" means the aggregate principal amount of (euro)100,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of (euro)10,000 in excess thereof;

"AUTHORISED SIGNATORY" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Current Issuer Account Mandates;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)   Funding, any authorised signatory referred to in the Funding Account
      Mandates;

"AUTHORISED STERLING HOLDING" means the aggregate principal amount of (pound)100,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of (pound)10,000 in excess thereof;

"AVERAGE FIXED RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE FLEXIBLE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE VARIABLE RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"BASIC TERMS MODIFICATION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BASIS RATE SWAP" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"BASIS RATE SWAP AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule and Confirmation thereto entered into among such Issuer, the related Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"BASIS RATE SWAP PROVIDER" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"BASIS RATE SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"BLOCK VOTING INSTRUCTION" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BLOCKED NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"BUSINESS DAY" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"CALCULATION AGENT" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"CERTIFICATION DATE" has the meaning specified in the Current Issuer Trust Deed;

"CHAIRMAN" has the meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"CLASS A ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"CLASS A NOTEHOLDERS" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"CLASS A NOTES" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS B ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"CLASS B NOTEHOLDERS" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"CLASS B NOTES" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS C ENFORCEMENT NOTICE" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"CLASS C NOTEHOLDERS" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"CLASS C NOTES" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLEARING SYSTEM" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"COMMON DEPOSITARY" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Reg S Global Note Certificates;

"CONDITIONS" or "TERMS AND CONDITIONS" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CONTRACTUAL CURRENCY" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"CURRENT ISSUER" means Granite Mortgages 02-2 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4482804;

"CURRENT ISSUER ACCOUNT BANK" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER AVAILABLE PRINCIPAL RECEIPTS" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

      (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

      (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Sub Ledger,

      Less

      (c) the aggregate amount of all Current Issuer Principal Receipts to be applied on the relevant Payment Date to pay items (A) through (E),
            (G) or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"CURRENT ISSUER AVAILABLE REVENUE RECEIPTS" for the Current Issuer in respect of any Payment Date will be an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under the Current Issuer Swap Agreements on the relevant Payment Date (other than any early termination amounts received by the Current Issuer under the Current Issuer Swap Agreements);

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date;

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the amount of Current Issuer Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G) and/or (I) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER BANK ACCOUNT AGREEMENT" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"CURRENT ISSUER BANK ACCOUNTS" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"CURRENT ISSUER BASIS RATE SWAP" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"CURRENT ISSUER BASIS RATE SWAP AGREEMENT" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date among the Current Issuer, the Current Issuer Basis Rate Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER BASIS RATE SWAP PROVIDER" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CASH MANAGEMENT AGREEMENT" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER CASH MANAGEMENT SERVICES" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CASH MANAGER" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"CURRENT ISSUER CASH MANAGER TERMINATION EVENT" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CHARGED PROPERTY" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"CURRENT ISSUER CONDITIONS" or "CURRENT ISSUER TERMS AND CONDITIONS" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CURRENT ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement entered into on or before the Closing Date between, INTER ALIA, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CORPORATE SERVICES PROVIDER" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"CURRENT ISSUER CURRENCY SWAP AGREEMENTS" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER CURRENCY SWAP PROVIDERS" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"CURRENT ISSUER CURRENCY SWAPS" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"CURRENT ISSUER DEED OF ACCESSION" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"CURRENT ISSUER DEED OF CHARGE" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER DOLLAR ACCOUNT" means the account of the Current Issuer (account number 10456837) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER DOLLAR CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date among the Current Issuer, the Current Issuer Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER DOLLAR CURRENCY SWAP PROVIDER" means [o] as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"CURRENT ISSUER DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"CURRENT ISSUER DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"CURRENT ISSUER EURO ACCOUNT" means the account of the Current Issuer (account number 10456853) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER EURO CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date among the Current Issuer, the Current Issuer Euro Currency Swap Provider and the Note Trustee, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER EURO CURRENCY SWAP PROVIDER" means [o] as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER EURO CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"CURRENT ISSUER EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"CURRENT ISSUER EVENT OF DEFAULT" means a Current Issuer Note Event of Default;

"CURRENT ISSUER INCOME DEFICIT" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items
(A) through (E) (inclusive) and (G) and (I) of the Current Issuer
Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER INTERCOMPANY LOAN" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"CURRENT ISSUER INTERCOMPANY LOAN AGREEMENT" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"CURRENT ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"CURRENT ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"CURRENT ISSUER JERSEY ENFORCEMENT NOTICE" has the meaning given to it in Clause
7.2 of the Current Issuer Deed of Charge;

"CURRENT ISSUER JERSEY SECURED PROPERTY" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"CURRENT ISSUER LEDGERS" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger and the Current Issuer Principal Deficiency Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER LIQUIDITY RESERVE FUND" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"CURRENT ISSUER LIQUIDITY RESERVE LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity

Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"CURRENT ISSUER LIQUIDITY RESERVE REQUIRED AMOUNT" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"CURRENT ISSUER MASTER DEFINITIONS SCHEDULE" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"CURRENT ISSUER NEW FUNDING SECURED CREDITORS" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"CURRENT ISSUER NOTE DETERMINATION DATE" means the Distribution Date immediately preceding each Payment Date;

"CURRENT ISSUER NOTE ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTE EVENT OF DEFAULT" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTES" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, INTER ALIOS, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

CURRENT ISSUER POST-ENFORCEMENT CALL OPTION HOLDER" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"CURRENT ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER POST-LIQUIDITY PAYMENTS" means the payments set out in items (H) through (J) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST-RESERVE PAYMENTS" means the payments set out in item (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST START-UP PAYMENTS" means the payments set out in items (N) and (O) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POTENTIAL NOTE EVENT OF DEFAULT" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"CURRENT ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"CURRENT ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-LIQUIDITY PAYMENTS" means the payments set out in items (A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRE-RESERVE PAYMENTS" means the payments set out in items (K) and (L) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRINCIPAL DEFICIENCY LEDGER" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"CURRENT ISSUER PRINCIPAL DEFICIENCY SUB LEDGER" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger or the Class C Principal Deficiency Sub Ledger;

"CURRENT ISSUER PRINCIPAL LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER PRINCIPAL PAYMENTS" means the payments set forth in items (A) through (E) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRINCIPAL RECEIPTS" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"CURRENT ISSUER PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"CURRENT ISSUER RESERVE FUND" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"CURRENT ISSUER RESERVE FUND LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"CURRENT ISSUER RESERVE REQUIRED AMOUNT" means an amount equal to (pound)[o];

"CURRENT ISSUER RESERVE REQUIREMENT" means the Current Issuer Reserve Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"CURRENT ISSUER REVENUE LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER REVENUE RECEIPTS" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under the Current Issuer Swap Agreements on the such Payment Date (other than any early termination amounts received by the Current Issuer under the Current Issuer Swap Agreements);

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date;

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"CURRENT ISSUER SECURED CREDITORS" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"CURRENT ISSUER SECURED OBLIGATIONS" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"CURRENT ISSUER SECURITY" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"CURRENT ISSUER START-UP LOAN" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER START-UP LOAN AGREEMENT" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER START-UP LOAN PROVIDER" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER STERLING ACCOUNT" means the account of the Current Issuer (sort code 18-50-08, account number 10456845) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER SUBSCRIPTION AGREEMENT" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated [o] 2002 between the Current Issuer, Funding, the Mortgages Trustee, Salomon Brothers International Limited, J.P. Morgan Securities Ltd and the other Managers;

"CURRENT ISSUER SWAP AGREEMENTS" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "CURRENT ISSUER SWAP AGREEMENT" means any one of them;

"CURRENT ISSUER SWAP PROVIDERS" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider and "CURRENT ISSUER SWAP PROVIDER" means any one of them;

"CURRENT ISSUER TRANSACTION ACCOUNTS" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"CURRENT ISSUER TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Current Issuer Subscription Agreement;

(b)   the Current Issuer Underwriting Agreement;

(c)   the Current Issuer Intercompany Loan Agreement;

(d)   the Current Issuer Deed of Charge;

(e)   the Current Issuer Deed of Accession;

(f)   the Current Issuer Basis Rate Swap Agreement;

(g)   the Current Issuer Dollar Currency Swap Agreements;

(h)   the Current Issuer Euro Currency Swap Agreements;

(i)   the Current Issuer Trust Deed;

(j)   the Current Issuer Paying Agent and Agent Bank Agreement;

(k)   the Current Issuer Cash Management Agreement;

(l)   the Current Issuer Post-Enforcement Call Option Agreement;

(m)   the Current Issuer Bank Account Agreement;

(n)   the Current Issuer Notes;

(o)   the Current Issuer Corporate Services Agreement

(p)   the Current Issuer Start-up Loan Agreement; and

(q) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"CURRENT ISSUER TRUST DEED" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"CURRENT ISSUER UNDERWRITING AGREEMENT" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated [o] 2002, among the Current Issuer, Funding, the Mortgages Trustee, Salomon Smith Barney Inc, J.P. Morgan Securities Inc. and the other Underwriters;

"CUT-OFF DATE" means 31 July 2002;

"CUT-OFF DATE MORTGAGE PORTFOLIO" means as of the Cut-Off Date, the Existing Mortgage Portfolio combined with the Additional Mortgage Portfolio;

"DEFERRED INTEREST" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"DESIGNATED SUBSIDIARY" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option

Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"DETERMINATION DATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"DETERMINATION PERIOD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"DISTRIBUTION COMPLIANCE PERIOD" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"DOLLAR CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedule and Confirmation(s) thereto entered into among such Issuer, the related Dollar Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"DOLLAR CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"DOLLAR CURRENCY SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"DOLLAR NOTES" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"DOWNGRADE TERMINATION EVENT" has the meaning given to it in the Current Issuer Swap Agreements;

"DRAWDOWN DATE" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC CUSTODIAN" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"EURO CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedule and Confirmation(s) thereto entered into among such Issuer, the related Euro Currency Swap Provider and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"EURO CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"EURO CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"EURO CURRENCY SWAP RATE" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"EURO NOTES" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"EVENT OF DEFAULT" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"EXCHANGE DATE" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"EXISTING MORTGAGE LOANS" means the Mortgage Loans in the Existing Mortgage Portfolio;

"EXISTING MORTGAGE PORTFOLIO" means the portfolio of Initial Mortgage Loans and Further Mortgage Loans as it is constituted as of any date of determination prior to the Closing Date, taking account of, among other things, amortization of Mortgage Loans in that portfolio and the addition and/or removal of any Mortgage Loans to or from that portfolio since 26 March 2001;

"EXTRAORDINARY RESOLUTION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"FINAL MATURITY DATE" means, in respect of the Series 1 Class A1 Notes, the Payment Date falling in January 2017 and in respect of any other Current Issuer Notes, the Payment Date falling in January 2043;

"FINAL REPAYMENT DATE" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in April 2042 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"FINANCIAL YEAR" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"FIXED RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FIXED RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SWAP RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FORM OF PROXY" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"FUNDING (CURRENT ISSUER) BANK ACCOUNT AGREEMENT" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GUARANTEED INVESTMENT CONTRACT" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GIC ACCOUNT" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"FURTHER MORTGAGE LOANS" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 28 September 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"GLOBAL NOTE CERTIFICATES" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "GLOBAL NOTE CERTIFICATE" means any one of them;

"HOLDER" or "HOLDER" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"INDIVIDUAL NOTE CERTIFICATES" means the note certificates representing the Current Issuer Notes in definitive form;

"INITIAL RELEVANT SCREEN RATE" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"INSOLVENCY EVENT" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "RELEVANT ENTITY") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or
      (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "RELEVANT ENTITY"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"INTEREST AMOUNTS" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"INTEREST DETERMINATION DATE" means, in relation to the Current Issuer Notes:

(a) in respect of the US Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first interest period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"INTEREST PERIOD" means in relation to the Current Issuer Notes the period from (and including) a Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date;

"ISSUER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"JERSEY SECURED PROPERTY" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"JERSEY SECURITY INTEREST" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"JUNIOR NOTEHOLDERS" means the holders for the time being of the Class C Notes;

"JUNIOR NOTES" means, in relation to the Current Issuer, the Class C Notes;

"LEAD MANAGERS" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. and (2) in respect of the Reg S Notes, Salomon Brothers International Limited and J.P. Morgan Securities Ltd;

"MANAGERS" means, in relation to the Reg S Notes issued by the Current Issuer, Salomon Brothers International Limited, J.P. Morgan Securities Ltd, Barclays Bank PLC, Bank Brussels Lambert NV, Deutsche Bank AG London and UBS Warburg, London Branch;

"MASTER DEFINITIONS SCHEDULE" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"MEZZANINE NOTEHOLDERS" means the holders for the time being of the Class B
Notes;

"MEZZANINE NOTES" means, in relation to the Current Issuer, the Class B Notes;

"NOTE CERTIFICATES" means any Global Note Certificates or Individual Note Certificates;

"NOTE DETERMINATION DATE" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"NOTE ENFORCEMENT NOTICE" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"NOTE EVENT OF DEFAULT" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"NOTEHOLDERS" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"NOTES" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"NOTICE" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the offering circular dated [o] 2002 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"OFFICERS' CERTIFICATE" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"PAYING AGENT AND AGENT BANK AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"PAYING AGENTS" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"PAYMENT DATE" means, in relation to the Current Issuer Notes the twentieth day of January, April, July and October in each year, beginning in January 2003 or if such day is not a Business Day, the next succeeding Business Day;

"POOL FACTOR" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"POTENTIAL CURRENT ISSUER EVENT OF DEFAULT" has the same meaning as "POTENTIAL NOTE EVENT OF DEFAULT";

"PRELIMINARY OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the preliminary offering circular dated [o] 2002 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"PRELIMINARY PROSPECTUS" means, in relation to the Current Issuer Notes, the preliminary prospectus dated [o] 2002 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"PRINCIPAL AMOUNT OUTSTANDING" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"PRINCIPAL PAYING AGENT" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"PROSPECTUS" means, in relation to the Current Issuer Notes, the prospectus dated [o] 2002 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"PROXY" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"RATE OF INTEREST" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"RATING AGENCIES" means S&P, Moody's and Fitch, and "RATING AGENCY" means any of them;

"REASONABLE PRUDENT MORTGAGE LENDER" or "REASONABLE PRUDENT MORTGAGE LENDER" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"RECORD DATE" means the fifteenth day before the due date for any payment on the Notes;

"REFERENCE BANKS" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and JP Morgan Chase Bank or any bank that replaces such bank;

"REFERENCE LENDERS" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"REGISTER" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"REGISTRAR" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"REGISTRATION STATEMENT" means the registration statement on Form S-11 (No. 333-97023) as filed with the SEC;

"REGULATION S LEGEND" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"REGULATIONS" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"RELEVANT MARGIN" has the meaning specified in Condition 4 of the Current Issuer Notes;

"RELEVANT NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"RELEVANT SCREEN RATE" has the meaning specified in Condition 4 of the Current Issuer Notes;

"REPRESENTATIVE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"SECURITY DOCUMENTS" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"SENIOR NOTEHOLDERS" means the holders for the time being of the Class A Notes;

"SENIOR NOTES" means, in relation to the Current Issuer, the Class A Notes;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A1 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A2 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A GLOBAL NOTE CERTIFICATES" means the Series 1 Class A1 Global Note Certificate and the Series 1 Class A2 Global Note Certificate and the "SERIES 1 CLASS A GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 CLASS A NOTEHOLDERS" means the Series 1 Class A1 Noteholders and the Series 1 Class A2 Noteholders or any of them;

"SERIES 1 CLASS A1 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A1 Notes;

"SERIES 1 CLASS A2 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A2 Notes;

"SERIES 1 CLASS A NOTES" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"SERIES 1 CLASS A1 NOTES" means the notes comprising the $600,000,000 Floating Rate Notes due January 2017 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A2 NOTES" means the notes comprising the $1,050,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Notes;

"SERIES 1 CLASS B NOTES" means the notes comprising the $60,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause
3.2 (FORM OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS C GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Notes;

"SERIES 1 CLASS C NOTES" means the notes comprising the $75,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 GLOBAL NOTE CERTIFICATES" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate and the Series 1 Class C Global Note Certificate and "SERIES 1 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 NOTES" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes and the Series 1 Class C Notes;

"SERIES 2 CLASS A EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"SERIES 2 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Notes;

"SERIES 2 CLASS A NOTES" means the notes comprising the (euro)1,100,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS B EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"SERIES 2 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Notes;

"SERIES 2 CLASS B NOTES" means the notes each comprising the (euro)41,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"SERIES 2 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 2 Class C Notes;

"SERIES 2 CLASS C NOTES" means the notes comprising the (euro)50,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL

NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 GLOBAL NOTE CERTIFICATES" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate and the Series 2 Class C Global Note Certificate and "SERIES 2 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 NOTES" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes and the Series 2 Class C Notes;

"SERIES 3 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Notes;

"SERIES 3 CLASS A NOTES" means the notes comprising the (pound)660,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 3 Class B Notes;

"SERIES 3 CLASS B NOTES" means the notes comprising the (pound)25,000,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (GLOBAL NOTE CERTIFICATES) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Notes;

"SERIES 3 CLASS C NOTES" means the notes comprising the (pound)31,500,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (GLOBAL NOTE CERTIFICATES) and Clause 3.2 (FORMS OF GLOBAL

NOTE CERTIFICATES) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 GLOBAL NOTE CERTIFICATES" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate and the Series 3 Class C Global Note Certificate and "SERIES 3 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 3 NOTES" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes and the Series 3 Class C Notes;

"SPECIFIED OFFICE" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"STEP-UP DATE" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in January 2008;

"STERLING NOTES" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"SUBORDINATED PRINCIPAL TEST":

(a)   in respect of the Current Issuer Notes, means the test which is satisfied
      (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which (a) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than (b) the product of (i) 2 and (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"SWAP PROVIDER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"SWAP REPLACEMENT PAYMENT" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"TELERATE PAGE NO. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"THREE MONTH LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Mortgages Trust Deed;

(b)   the Mortgage Sale Agreement;

(c)   the Funding Deed of Charge;

(d)   the Administration Agreement;

(e)   the Cash Management Agreement;

(f)   the Funding Guaranteed Investment Contract;

(g)   the Mortgages Trustee Guaranteed Investment Contract;

(h)   the Bank Account Agreement;

(i)   the Collection Bank Agreement;

(j)   the Share Trust Deed;

(k)   Corporate Services Agreement; and

(l)   Current Issuer Transaction Documents;

"TRANSFER AGENT" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"TRUST DEED" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer; "TRUSTEE ACTS" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"UNDERWRITERS" means, in relation to the US Notes issued by the Current Issuer, Salomon Smith Barney Inc, J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg;

"US PAYING AGENT" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"VARIABLE RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SWAP SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"WEIGHTED AVERAGE FIXED RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2. INTERPRETATION AND CONSTRUCTION

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

      "AGREED FORM" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

      the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

      a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

      "PARTY" shall be construed as a party to a particular agreement, as the case may be;

      "SUBSIDIARY" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the "WINDING-UP" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(POUND)", "STERLING", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(EURO)", "EURO" or "EURO" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, INTER ALIA, the Treaty of European Union of 7th February, 1992; "$", "US$", "US DOLLARS", "DOLLARS" or "DOLLARS" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)   words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

      (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3. GOVERNING LAW

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.


                                                             SCHEDULE 1

                                                       STANDARD DOCUMENTATION

                                    PART 1 DOCUMENTS USED IN THE ORIGINATION OF ANY MORTGAGE TYPE


------------------------------------------------------------------------------------------------------------------------------------

SABW           DOCUMENT                                                      REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------

           MORTGAGE BROCHURES, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        Dev 3  1.6.95             From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 1.7.95            From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 14.7.95           From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143  4.9.95           From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 30.11.95          From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 13.12.95          From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 8.3.96            From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 10.6.96           From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 11.2.97           From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           You and your mortgage - The Mortgage Code
           [Introductory leaflet]
------------------------------------------------------------------------------------------------------------------------------------
           The Mortgage Code                                                 First Edition: March      From Mar 1997
                                                                             1997
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 27.3.97           From 27 Mar 1997 to May 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        Dev 3  10.4.97            From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs                                      Dev 143 6.5.97            From 6 May 1997 to Jul 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        Dev 3  1.7.97             From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       Dev 143 11.7.97           From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        MAR 1  1.10.97            From 1 Oct 1997 to Dec 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2 1.10.97             From 1 Oct 1997 to Nov 1997
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2 12.11.97            From 12 Nov 1997 to Feb 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        MAR 1 15.12.97            From 15 Dec 1997 to Feb 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        MAR 1 12.2.98             From 12 Feb 1998 to Oct 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2 12.2.98             From 12 Feb 1998 to Jun 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           The Mortgage Code                                                 Second Edition: April     From Apr 1998
                                                                             1998
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8267 17.6.98        From 17 Jun 1998 to Oct 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8528 8.10.98        From 8 Oct 1998 to Nov 1998
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Hard to beat - Mortgages - An Introduction                        MAR 1 23.10.98            From 23 Oct 1998 to Feb 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8600 5.11.98        From 5 Nov 1998 to Jan 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8729 7.1.99         From 7 Jan 1999 to Feb 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8789 4.2.99         From 4 Feb 1999 to Apr 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - An Introduction                                       MAR 1  25.2.99            From 25 Feb 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - A guide to costs - Hard to Beat                       MAR 2/8923 13.4.99        From 13 Apr 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the details                                           MAR 23/8958 16.6.99       From 16 Jun 1999 to Jan 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the costs                                             MAR 244/8958 16.6.99      From 16 Jun 1999 to Jun 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the costs                                             MAR 244/9115 28.6.99      From 28 Jun 1999 to Nov 1999
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the costs                                             MAR 244/9489 9.11.99      From 9 Nov 1999 to Jan 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the details                                           MAR 235/9611 4.1.2000     From 4 Jan 2000 to May 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Mortgages - the costs                                             MAR 244/9679 17.1.2000    From 17 Jan 2000 to Mar 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/9815 4.3.2000     From 4 Mar 2000 to Apr 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/10029 27.4.2000   From 27 Apr 2000 to Jan 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Give me the facts - Mortgage details explained                    MAR 235/9666 and 5.2000   From 1 May 2000 to Oct 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Give me a choice - Mortgage deals to suit everyone                MAR 236/10198 and         From 28 Jun 2000 to Aug 2000
           Northern Rock plc                                                 28.6.2000
------------------------------------------------------------------------------------------------------------------------------------

                                                                  2


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
           Give me a choice - Mortgage deals to suit everyone                MAR 236/10332 4.8.2000    From 4 Aug 2000
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Give me the facts - Mortgage details explained                    MAR 235/10554 and         From Oct 2000 to Jan 2001
           Northern Rock plc                                                 10.2000
------------------------------------------------------------------------------------------------------------------------------------
           Give me the facts                                                 MAR 235/10899             From 10 Jan 2001 to Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/10868 10.1.2001   From 10 Jan 2001 to Feb 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/10998 8.2.2001    From 8 Feb 2001 to Apr 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11170 5.4.2001    From 5 Apr 2001 to May 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11281 10.5.2001   From 10 May 2001 to Aug 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11592 2.8.2001    From 2 Aug 2001 to Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Give me the facts                                                 MAR 235/11679 3.9.2001    From 3 Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11592 3.9.2001    From 3 Sep 2001 to Sep 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11807 19.9.2001   From 19 Sep 2001 to Oct 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11855 4.10.2001   From 4 Oct 2001 to Nov 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Be straight with me - Mortgage costs in black and white           MAR 244/11973 8.11.2001   From 8 Nov 2001
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

           MORTGAGE SUMMARY INFORMATION - BORROWERS, INCLUDING:                                    (i.e. given to Borrowers dealing
                                                                                                   Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
           Update 18th September 2000                                        MAR 236 18.9.2000         From 18 Sept 2000
------------------------------------------------------------------------------------------------------------------------------------
           Update 2nd October 2000                                           MAR 236 2.10.2000         From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------------------
           Update 22nd November 2000                                         MAR 236 22.11.2000        From 22 Nov 2000
------------------------------------------------------------------------------------------------------------------------------------
           Update 10th January 2001                                          MAR 236 10.1.2001         From 10 Jan 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 1st February 2001                                          MAR 236 1.2.2001          From 01 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 12th February 2001                                         MAR 236 12.2.2001         From 12 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
           Update 22nd February 2001                                         MAR 236 22.2.2001         From 22 Feb 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 6th April 2001                                             MAR 236 6.4.2001          From 06 Apr 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 10th May 2001                                              MAR 236 10.5.2001         From 10 May 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 22nd June 2001                                             MAR 236 22.6.2001         From 22 June 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 2nd August 2001                                            MAR 236 2.8.2001          From 02 Aug 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 3rd September 2001                                         MAR 236 3.9.2001          From 03 Sept 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 19th September 2001                                        MAR 236 19.9.2001         From 19 Sept 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 4th October 2001                                           MAR 236 4.10.2001         From 04 Oct 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 5th December 2001                                          MAR 236 5.12.2001         From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------------------
           Update 7th January 2002                                           MAR 236 7.1.2002          From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
           Update 15th January 2002                                          MAR 236 15.1.2002         From 15 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
           Update 25th January 2002                                          MAR 236 25.1.2002         From 25 Jan 2002
------------------------------------------------------------------------------------------------------------------------------------
           Update 9th February 2002                                          MAR 236 09.2.2002         From 9 Feb 2002
------------------------------------------------------------------------------------------------------------------------------------

           MORTGAGE SUMMARY INFORMATION - BROKERS, INCLUDING:                                     (i.e. given to Borrowers dealing
                                                                                                  directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
           Mortgage Update                                                                        Regular editions from 17 Nov 1994
                                                                                                  onwards
------------------------------------------------------------------------------------------------------------------------------------

           MORTGAGE ADVICE - BORROWERS, INCLUDING:                                                (i.e. given to Borrowers dealing
                                                                                                  directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------------------
           Mortgage Product Advice and Recommendation                        Valid September 2000      From Sep 2000
------------------------------------------------------------------------------------------------------------------------------------

           OFFERS OF ADVANCE, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
           Offer of Advance                                                  ADV6F/0396                From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
           Offer of Advance                                                  ADV6B/0300                From Mar 2000
           (with General Conditions on reverse)                                                        In triplicate - white, blue
           Northern Rock plc                                                                           and green copies.
------------------------------------------------------------------------------------------------------------------------------------
           Terms and Conditions - Solicitor Copy                             OBS1/0900 on cover        From Sep 2000
           Northern Rock plc                                                 OBS2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------------
           Terms and Conditions - Applicant Copy                             OBA1/0900 on cover        From Sep 2000
           Northern Rock plc                                                 OBA2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------------

                                                                  4


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
           Terms and Conditions - Applicant Copy                             OBA1/0101 on cover        From Jan 2001
           Northern Rock plc                                                 OBA2/0101 on reverse
------------------------------------------------------------------------------------------------------------------------------------
           Revised Offer of Loan [Northern Rock copy]                                                  From July 2001 - used in
           Northern Rock plc                                                                           conjunction with General
                                                                                                       Conditions introduced on same
                                                                                                       date
------------------------------------------------------------------------------------------------------------------------------------

           GENERAL CONDITIONS (USED ON REVERSE OF OFFER OF ADVANCE),
           INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                [ADV6/1094]              From Oct 1994 to Jun 1995
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6/0695                From Jun 1995 to Jul 1995
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6/0795                From Jul 1995 to Jan 1996
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6/0196                From Jan 1996 to Dec 1996
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6/1296                From Dec 1996 to ?
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/1296               From Dec 1996 to Oct 1997
            Northern Rock Building Society                                                             [Offer of Advance ADV6F/0396
                                                                                                       on the reverse]
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/1097               From Oct 1997 to Dec 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/1297               From Dec 1997 to Jan 1998
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/0198               From Jan 1998 to Jun 1998
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/0698               From Jun1998 to Jan 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/0199               From Jan 1999 to Sep 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/0999               From Sep 1999 to Mar 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV6B/0300               From Mar 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            General Conditions                                                ADV282/ July 2001        From July 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE CONDITIONS/BUILDING SOCIETY RULES, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Rules of Northern Rock Building Society                           GEN 128/1.94             From 28 Apr 1992
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Conditions 1995                                          ADV72 06/95              From Jun 1995
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Conditions 1997                                          ADV 72 08/97             From Aug 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Conditions 2001                                          ADV276 07/2001           From Oct 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            OCCUPIERS UNDERTAKINGS, INCLUDING:
------------------------------------------------------------------------------------------------------------------------------------
            Agreement and Undertaking                                         scjh0404/stand           ?
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Agreement and Undertaking                                         (LIF)LIFE30              From Aug 1997
            Northern Rock
------------------------------------------------------------------------------------------------------------------------------------
            Agreement and Undertaking                                         st/peps                  From Oct 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Agreement and Undertaking                                         JAGO3/0500               From May 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Agreement and Undertaking                                         UNDERTAK June 2000       From June 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGES OF LIFE POLICIES/INDIVIDUAL SAVERS ACCOUNT (ISA) POLICY
            SCHEME, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Mortgage of Life Policy                                           SEC 16/02.94             From Feb 1994
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage of Life Policy                                           SEC 16/06.95             From Jun 1995
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage of Life Policy                                           SEC 16T/10.97            From Oct 1997
            Northern Rock Building Society/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage of Life Policy                                           SEC 16/10.97             From Oct 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Notice of Assignment of Life Policy                               ADV 29/11.99             From Nov 1999
------------------------------------------------------------------------------------------------------------------------------------
            Individual Savers Account (ISA) Policy Arrangements form          JAGO2/0500               From May 2000
------------------------------------------------------------------------------------------------------------------------------------
            Deed of Guarantee                                                 SOL013/July 2001         From Jul 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            CERTIFICATES OF TITLE/REPORTS ON TITLE AND INSTRUCTIONS TO
            SOLICITORS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55 01/94               From Jan 1994
            Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55/04.96               From Apr 1996
            Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55/01.97               From Jan 1997
            Solicitors/Licensed Conveyancers)
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55/10.97               From Oct 1997
            Solicitors/Licensed Conveyancers)
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55/02.98               From Feb 1998
            Solicitors/Licensed Conveyancers)
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                                                  6


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Report on Title and Funds Request (including Instructions to      MA55/04.98               From Apr 1998
            Solicitors/Licensed Conveyancers)
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Part 2 Instructions (in relation to the CML Lenders'                                       Offers of Advance issued from
            Handbook for England & Wales)                                                              Summer 1999[?]
------------------------------------------------------------------------------------------------------------------------------------
            Certificate of Title                                              MA72                     From Oct 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Certificate of Title                                              JAGO4/0500               From May 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Part 2 Instructions (in relation to the CML Lenders'                                       Offers of Advance issued from
            Handbook for England & Wales)                                                              01 Jun 2000[?]
------------------------------------------------------------------------------------------------------------------------------------
            Certificate of Title                                              JAGO4/0700               From Jul 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Certificate of Title                                              COT/0700                 From Jul 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Part 2 Instructions (in relation to the CML Lenders'                                       Offers of Advance issued from
            Handbook for England & Wales)                                                              late Summer 2000[?]
------------------------------------------------------------------------------------------------------------------------------------
            Deeds Dematerialisation [Notice to solicitors]                                             [From Apr 2000?]
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            SCHEDULES OF DOCUMENTS OF TITLE, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Schedule of Documents of Title                                    SEC 28/11.94             From Nov 1994
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Schedule of Documents of Title                                    SEC 28/01.96             From Jan 1996
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Schedule of Documents of Title                                    SEC 28/10.97             From Oct 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Schedule of Documents of Title                                    JAGO1/0500               From May 2000
            Northern Rock plc                                                 JAGO1B/0500
------------------------------------------------------------------------------------------------------------------------------------


                                          PART 2 DOCUMENTS USED ONLY IN THE ORIGINATION OF
                               STANDARD FIXED RATE, STANDARD VARIABLE RATE, CASHBACK, CAPPED, TRACKER,
                                       CAT STANDARD, DISCOUNT AND DISCOUNT FOR LIFE MORTGAGES

------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------


            MORTGAGE APPLICATION FORMS - GENERAL, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 05/95             From May 1995 to Mar 1996
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 03/96             From Mar 1996 to Jul 1997
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 07/97             From Jul 1997 to Oct 1997
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 10/97             From Oct 1997 to Dec 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 12/97             From Dec 1997 to Mar 1998
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                                                  7


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------

            Mortgage Application Form                                         ADV 4 DRTV 3/98          From Mar 1998 to Apr 1998
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 4/98              From Apr 1998 to Jan 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 1/99              From Jan 1999 to Feb 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 2/00              From Feb 2000 to Jun 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV 4. 6/00              From Jun 2000 to Dec 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV4. 12/00              From Dec 2000 to Jan 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV4. 01/01              From Jan 2001 to May 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV4. 05/01              From May 2001 to Sept 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV4. 09/01              From Sept 2001 to Oct 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Application Form                                         ADV4. 10/01              From Oct 2001 to
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE APPLICATION FORMS - NORTHERN ROCK DIRECT, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Your Direct Mortgage Application Form                             Dev 439 4/97             From Apr 1997 to Oct 1997
            Northern Rock Direct/Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Your Direct Mortgage Application Form                             MAR 17b 1.10.97          From Oct 1997 to Dec 1997
            Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Your Direct Mortgage Application Form                             MAR 17b 15.12.97         From Dec 1997 to May 1998
            Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Your Direct Mortgage Application Form                             MAR 124 31 May 1998      From May 1998 to ?
            Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            APPLICATION FORMS - SPECIALIST, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Secured Personal Loan Application Form                            ADV 31. 1/99             From Jan 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Secured Personal Loan Application Form                            ADV031 (8.5.2000)        From May 2000
            Northern Rock plc                                                 ADV031 (22.10.2001)
------------------------------------------------------------------------------------------------------------------------------------

            SPECIAL CONDITIONS (USED WITH OFFER OF ADVANCE), INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Fixed Rate Mortgage Special Conditions                                                     Various editions
------------------------------------------------------------------------------------------------------------------------------------
            Variable Rate Mortgage - Cashback Special Conditions                                       Various editions

------------------------------------------------------------------------------------------------------------------------------------
            Variable Rate Mortgage - Cashback without insurance Special                                Various editions
            Conditions
------------------------------------------------------------------------------------------------------------------------------------
            Discount Rate Mortgage Special Conditions                                                  Various editions
------------------------------------------------------------------------------------------------------------------------------------

                                                                  8


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Capped Rate Mortgage Special Conditions                                                    Various editions
------------------------------------------------------------------------------------------------------------------------------------
            Tracker Mortgage Special Conditions                                                        Various editions
------------------------------------------------------------------------------------------------------------------------------------
            CAT Standard Mortgage Special Conditions                                                   Various editions
------------------------------------------------------------------------------------------------------------------------------------

            CREDIT/LOAN AGREEMENTS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974 -      ACR1A/1097 on            From Oct 1997
            Flexible Plan                                                     "Original"
            ("Original" and "Copy" versions each with Conditions on the       ACR1B/1097 on "Copy"
            reverse)                                                          ACR1Z/1097 on
            Northern Rock plc                                                 "Conditions"
            [Used for Flexible Plan Loans up to (pound)25,000]
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Agreement Containing Your Right to Withdraw -    ACR1Z/1097 on            From Oct 1997
            Flexible Plan                                                     "Conditions"
            (including Conditions on the reverse)
            Northern Rock plc
            [Used for Flexible Plan Loans up to (pound)25,000]
------------------------------------------------------------------------------------------------------------------------------------
            Loan Agreement - Flexible Plan                                    [ACR2A/1097 on           From Oct 1997
            (including Conditions on the reverse)                             "Original" / "Copy"?]    [Check reference of
            Northern Rock plc                                                 ACR2Z/1097 on            "Original"]
            [Used for Flexible Plan Loans over (pound)25,000]                  "Conditions"
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974 -      ADV135 10/97 on          From Oct 1997
            Personal Secured Loan                                             "Original" and "Copy"
            ("Original" and "Copy" versions each with Conditions on the       no ref on
            reverse)                                                          "Conditions")
            Northern Rock plc
            [Used for Personal Secured Loans up to (pound)25,000 -
            Variable Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Credit Agreement Containing Notice of            ADV135 10/97 on          From Oct 1998
            Your Right to Withdraw - Personal Secured Loan                    "Advance Copy"
            ("Advance Copy" version including Conditions on the reverse)      no ref on
            Northern Rock plc                                                 "Conditions")
            [Used for Personal Secured Loans up to (pound)25,000 -
            Variable Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974 -      ADV135 10/97 on          From Feb 1998
            Personal Secured Loan ("Original" and "Copy" versions each        "Original" and "Copy"
            with Conditions on the reverse)                                   ADV135/02.98 on
            Northern Rock plc                                                 "Conditions")
            [Used for Personal Secured Loans up to (pound)25,000 -
            Variable Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974        MAR 126 6/98 on          From Jun 1998
            ("Original" and "Copy" versions including Conditions on the       "Original" and "Copy"
            reverse)                                                          no ref on "Conditions"
            Northern Rock plc
            [Used for Personal Secured Loans up to (pound)25,000 -
            Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------------

                                                                  9


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Credit Agreement Containing Notice               MAR 126 6/98 on          From Jun 1998
            of Your Right to Withdraw ("Advance Copy" version                 "Advance Copy" no ref
            including Conditions on the reverse)                              on "Conditions"
            Northern Rock plc
            [Used for Personal Secured Loans up to (pound)25,000 -
            Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Agreement Containing Your Right                  ACR2A/1097 on            From Mar 2000
            to Withdraw - Flexible Plan                                       "Original"
            (including Conditions on the reverse)                             ACR2Z/0300 on
            Northern Rock plc                                                 "Conditions"
            [Used for Flexible Plan Loans up to (pound)25,000]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974        MAR 126 4/00 on          From Apr 2000
            ("Original" version including Conditions on the reverse)          "Original" no ref
            Northern Rock plc                                                 on "Conditions"
            [Used for Personal Secured Loans up to (pound)25,000 -
            Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974        CA135A/0900 on           From Sep 2000
            ("Original" and "Copy" versions each with Conditions on the       "Original"
            reverse)                                                          CA135B/0900 on
            Northern Rock plc                                                 "Copy"
            [Used for Personal Secured Loans                                  CA135Z/0900 on
            up to (pound)25,000 - Variable Rate]                              "Conditions"
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Agreement Containing Notice of Your              CA135C/0900 on           From Sep 2000
            Right to Withdraw                                                 "Advance Copy"
            ("Advance Copy" version with Conditions on the reverse)           CA135Z/0900 on
            Northern Rock plc                                                 "Conditions"
            [Used for Personal Secured Loans up to (pound)25,000 -
            Variable Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974        CA126A/0900 on           From Sep 2000
            ("Original" and "Copy" versions each with Conditions on the       "Original"
            reverse)                                                          CA126B/0900 on "Copy"
            Northern Rock plc                                                 CA126Z/0900 on
            [Used for Personal Secured Loans - Variable Rate]                 "Conditions"
------------------------------------------------------------------------------------------------------------------------------------
            Copy of Proposed Agreement Containing Notice of Your Right to     CA126C/0900 on           From Sep 2000
            Withdraw                                                          "Advance Copy"
            ("Advance Copy" version with Conditions on the reverse)           CA126Z/0900 on
            Northern Rock plc                                                 "Conditions"
            [Used for Personal Secured Loans - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act 1974 -      ACR1A/1000 on            From Oct 2000
            Flexible Plan                                                     "Original"
            ("Original" and "Copy" versions each with Conditions on the       ACR1B/1097 on "Copy"
            reverse)                                                          ACR1Z/1097 on
            Northern Rock plc                                                 "Conditions"
            [Used for Flexible Plan Loans up to (pound)25,000]
------------------------------------------------------------------------------------------------------------------------------------

                                                                 10


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Loan Agreement - Flexible Plan                                    ACR2B/1000 on            From Oct 2000
            ("Original" version with Conditions on the reverse)               "Original"
            Northern Rock plc                                                 ACR2Z/1000 on
            [Used for Flexible Plan Loans over (pound)25,000]                 "Conditions"
------------------------------------------------------------------------------------------------------------------------------------
            Loan Agreement - Flexible Plan                                    ACR2C/1000 on            From Oct 2000
            ("Original" version with Conditions on the reverse)               "Original"
            Northern Rock plc                                                 ACR2Z/1000 on
            [Used for Flexible Plan Loans over (pound)25,000]                 "Conditions"
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE DEEDS - GENERAL, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 144 E)                          SEC 8/11.93              From Nov 1993
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 144 F)                          SEC 8/06.95              From Jun 1995
            Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542A)                            SEC 8T/08.97             From Aug 1997
            Northern Rock Building Society/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542A)                            SEC 8/10.97              From Oct 1997
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542B)                            SEC 8/10.97              From Oct 1997
            Northern Rock plc [Old logo]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542B)                            SEC 8/10.97              From Oct 1997
            Northern Rock plc [New logo]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD691A)                            SEC 070 07/01            From July 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD691D)                            SOL 11 07/01             From July 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE DEEDS - SPECIALIST, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (relating to a Regulated Agreement under the        SEC 52/06/95             From Jun 1995
            Consumer Credit Act 1974)
            (HMLR filing ref MD 144 H)
            Northern Rock Building Society
            [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (relating to a Regulated Agreement under the        SEC 52. 10/97            From Oct 1997
            Consumer Credit Act 1974)
            (HMLR filing ref MD 542 M)
            Northern Rock plc
            [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (relating to a Regulated Agreement under the        SEC 52. 03/00            From Mar 2000
            Consumer Credit Act 1974)
            (HMLR filing ref MD 542 M)
            Northern Rock plc
            [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (relating to a Regulated Agreement under the        MD1/0900 on              From Sep 2000
            Consumer Credit Act 1974)                                         cover and
            (HMLR filing ref MD 542 M)                                        MD1B/0900 on
            Northern Rock plc                                                 reverse
            [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------

                                                                 11


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 144 G)                          SEC 54/06/95             From Jun 1995
            Northern Rock Building Society
            [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref 542 N)                             SEC 54. 10/97            From Oct 1997
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542 N)                           SEC 54. 04.98            From Apr 1998
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 144 J)                          SEC 44/06/95             From Jun 1995
            Northern Rock Building Society
            [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 542 L)                          SEC 44. 10/97            From Oct 1997
            Northern Rock plc
            [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 542L)                           MD2/0900 on              From Sep 2000
            Northern Rock plc                                                 cover and
            [Used for Flexible Plan - Non-CCA Loans]                          MD2B/0900 on
                                                                              reverse
------------------------------------------------------------------------------------------------------------------------------------


                                          PART 3 DOCUMENTS USED ONLY IN THE ORIGINATION OF
                                             TOGETHER AND TOGETHER CONNECTIONS MORTGAGES

------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE BROCHURES, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/9662             From Mar 2000
            Northern Rock plc                                                 4.3.2000
------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/10028            From Apr 2000
            Northern Rock plc                                                 27.4.2000
------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/10329            From Aug 2000
            Northern Rock plc                                                 4.8.2000
------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/10521            From Oct 2000
            Northern Rock plc                                                 2.10.2000
------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/10715            From Nov 2000
            Northern Rock plc                                                 22.11.2000
------------------------------------------------------------------------------------------------------------------------------------
            What is it going to cost? [Together]                              MAR 302/10999            From Feb 2001
            Northern Rock plc                                                 12.2.2001
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 6th April 2001                 MAR 302                  From Apr 2001
            [Together]                                                        6.4.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 10th May 2001                  MAR 302                  From May 2001
            [Together]                                                        10.5.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 22nd June 2001                 MAR 302                  From Jun 2001
            [Together]                                                        22.6.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                                                 12


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 2nd August 2001                MAR 302                  From Aug 2001
            [Together]                                                        2.8.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 3rd September 2001             MAR 302                  From Sep 2001
            [Together]                                                        3.9.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 19th September 2001            MAR 302                  From Sep 2001
            [Together]                                                        19.9.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 4th October 2001               MAR 302                  From Oct 2001
            [Together]                                                        4.10.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 8th November 2001              MAR 302                  From Nov 2001
            [Together]                                                        8.11.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Together what is it going to cost? 5th December 2001              MAR 302                  From Dec 2001
            [Together]                                                        5.12.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/10935            From May 2001
            Northern Rock plc                                                 1.5.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11282            From May 2001
            Northern Rock plc                                                 10.5.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11457            From Jun 2001
            Northern Rock plc                                                 22.6.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11593            From Aug 2001
            Northern Rock plc                                                 2.8.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11706            From Sep 2001
            Northern Rock plc                                                 3.9.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11706            From Sep 2001
            Northern Rock plc                                                 19.9.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11706            From Oct 2001
            Northern Rock plc                                                 4.10.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11706            From Nov 2001
            Northern Rock plc                                                 8.11.2001
------------------------------------------------------------------------------------------------------------------------------------
            What's it going to cost? [Together Connections]                   MAR 418/11706            From Dec 2001
            Northern Rock plc                                                 5.12.2001
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/9662             From Mar 2000
            Northern Rock plc                                                 4.3.2000
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR303/10141             From Aug 2000
            Northern Rock plc                                                 4.8.2000
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/10716            From Nov 2000
            Northern Rock plc                                                 22.11.2000
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/11069            From Mar 2001
            Northern Rock plc                                                 1.3.2001
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/11290            From May 2001
            Northern Rock plc                                                 10.5.2001
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/11577            From Aug 2001
            Northern Rock plc                                                 2.8.2001
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/11756            From Sep 2001
            Northern Rock plc                                                 10.9.2001
------------------------------------------------------------------------------------------------------------------------------------
            How does it work? [Together]                                      MAR 303/12198            From Jan 2002
            Northern Rock plc                                                 8.1.2002
------------------------------------------------------------------------------------------------------------------------------------
            OK Shrink My Mortgage [Together Connections]                      MAR 419/10935            From May 2001
            Northern Rock plc                                                 1.5.2001
------------------------------------------------------------------------------------------------------------------------------------
            OK Shrink My Mortgage [Together Connections]                      MAR 419/11578            From Aug 2001
            Northern Rock plc                                                 2.8.2001
------------------------------------------------------------------------------------------------------------------------------------
            OK Shrink My Mortgage [Together Connections]                      MAR 419/11758            From Sep 2001
            Northern Rock plc                                                 10.9.2001
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/9662             From Mar 2000
            Northern Rock plc                                                 4.3.2000
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/10028            From Apr 2000
            Northern Rock plc                                                 27.4.2000
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/10328            From Aug 2000
            Northern Rock plc                                                 4.8.2000
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/10717            From Nov 2000
            Northern Rock plc                                                 22.1.2000
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/10953            From Feb 2001
            Northern Rock plc                                                 1.2.2001
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/11172            From Apr 2001
            Northern Rock plc                                                 6.4.2001
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/11289            From May 2001
            Northern Rock plc                                                 10.5.2001
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/11603            From Aug 2001
            Northern Rock plc                                                 7.8.2001
------------------------------------------------------------------------------------------------------------------------------------
            I want it all [Together]                                          MAR 305/11756            From Sep 2001
            Northern Rock plc                                                 10.9.2001
------------------------------------------------------------------------------------------------------------------------------------
            [Picture of Two Forks on cover - 1] [Together]                    MAR 172 2.99             From Feb 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            [Picture of Two Forks on cover - 1] [Together]                    MAR 189 3.99             From Mar 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            [Picture of Two Forks on cover - 2] [Together]                    MAR 237                  From Jun 1999
            Northern Rock plc                                                 14.6.99
------------------------------------------------------------------------------------------------------------------------------------
            together flexible - one loan one rate one call                    MAR 272/9255             From Sep 1999
            [Together Flexible]                                               15.9.99
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            together flexible - one loan one rate one call -                  MAR 273/9255             From Sep 1999
            all you need to know [Together Flexible]                          15.9.99
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            take control of your money and get more out of life -             MAR 305/9511             From Dec 1999
            together [Together]                                               20.12.99
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            all you need to know - together [Together]                        MAR 303/9511             From Dec 1999
            Northern Rock plc                                                 20.12.99
------------------------------------------------------------------------------------------------------------------------------------

                                                                 14


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            together - a guide to costs [Together]                            MAR 174 2.99             From Feb 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            together - a guide to costs [Together]                            MAR 190 3.99             From Mar 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            together - a guide to costs [Together]                            MAR 238                  From Jun 1999
            Northern Rock plc                                                 14.6.99
------------------------------------------------------------------------------------------------------------------------------------
            together - a guide to costs [Together]                            MAR 302/9511             From Dec 1999
            Northern Rock plc                                                 20.12.99
------------------------------------------------------------------------------------------------------------------------------------
            together flexible - a guide to costs [Together Flexible]          MAR 275/9255             From Sep 1999
            Northern Rock plc                                                 15.9.99
------------------------------------------------------------------------------------------------------------------------------------
            together - variable at only 6.6.9%pa 7.6%APR                      MAR 306/9657             From Jan 2000
                                                                              17.1.2000
------------------------------------------------------------------------------------------------------------------------------------
            [all you need to know - together] [Picture of                     MAR 173 2.99             From Feb 1999
            intertwined flowers on cover] [Together]
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            [all you need to know - together] [Picture of                     MAR 192 3.99             From Mar 1999
            intertwined flowers on cover] [Together]
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            [all you need to know - together] [Picture of                     MAR 239                  From Jun 1999
            intertwined flowers on cover] [Together]                          16.6.99
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            APPLICATION FORMS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form - Together                       MAR176 2/99              From Feb 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form - Together                       MAR198 3/99              From Mar 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form - Together                       MAR242 6/99              From Jun 1999
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form - Together Flexible              MAR271/9255              From Sep 1999
            Northern Rock plc                                                 and 9/99
------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form - Together                       MAR304/9511              From Dec 1999
            Northern Rock plc                                                 and 12/99
------------------------------------------------------------------------------------------------------------------------------------
            Get It Together Application Form                                  MAR304. 6/00             From Jun 2000
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

            CREDIT/LOAN AGREEMENTS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             DDL1/0299 on             From Feb 1999
            1974 - Drawdown Loan - Original, First and Second Copies          Original
            (each with Terms and Conditions)                                  DDL2/0299 on
            Northern Rock plc                                                 First Copy
            [Used for Together Flexible Loans up to                           DDL3/0299 on
            (pound)25,000]                                                    Second Copy
                                                                              DDLB/0299 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------

                                                                 15


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             TFCA1/1099 on Original   From Oct 1999
            1974 - Drawdown Loan - Original, First Copy and Second            TFCA2/1099 on First      [In conjunction with Together
            Copy (each with Terms and Conditions)                             Copy                     Flexible Mortgages.
            Northern Rock plc                                                 TFCA3/1099 on Second
            [Used for Together Flexible Loans up to (pound)25,000]            Copy
                                                                              TFCAB/1099 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             TFIX1/0200 on Original   From Feb 2000
            1974 - Together Fixed - Original, First Copy and Second           TFIX2/0200 on First      [In conjunction with Together
            Copy (each with Terms and Conditions on reverse)                  Copy                     Fixed Mortgages.]
            Northern Rock plc                                                 TFIX3/0200 on Second
            [Used for Together Fixed Loans up to (pound)25,000]               Copy
                                                                              TFIXB/0200 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             TVCA1/0200 on Original   From Feb 2000
            1974 - Together Variable - Original, First Copy and Second        TVCA2/0200 on First      [In conjunction with Together
            Copy (each with Terms and Conditions on reverse)                  Copy                     Variable Mortgages.]
            Northern Rock plc                                                 [TVCA3/0200?] on
            [Used for Together Variable Loans up to (pound)25,000]            Second Copy
                                                                              TVCAB/0200 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             TVCA1/0200 on Original   From Jan 2001
            1974 - Together Variable - Original, First Copy and Second        TVCA2/0200 on First      [In conjunction with Together
            Copy (each with Terms and Conditions on reverse)                  Copy                     Variable Mortgages.]
            Northern Rock plc                                                 [TVCA3/0200?] on
            [Used for Together Variable Loans up to (pound)25,000]            Second Copy
                                                                              TVCAB/0101 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------
            Together Connections Conditions                                   MAR422 1.5.01            From Jan 2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Credit Agreement Regulated by the Consumer Credit Act             TVCA1/0200 on Original   From Aug 2001
            1974 - Together Variable - Original, First Copy and Second        TVCA2/0200 on First      [In conjunction with Together
            Copy (each with Terms and Conditions on reverse)                  Copy                     Variable Mortgages.]
            Northern Rock plc                                                 [TVCA3/0200?] on
            [Used for Together Variable Loans up to (pound)25,000]            Second Copy
                                                                              TVCAB/0801 on
                                                                              Conditions
------------------------------------------------------------------------------------------------------------------------------------

            CREDIT CARD APPLICATIONS/ AGREEMENTS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Together Variable - Credit Card Application                       [  ]                     From [   ]
            (with Terms and Conditions on reverse)                                                     [In conjunction with Together
            Northern Rock plc                                                                          Variable Mortgages.
------------------------------------------------------------------------------------------------------------------------------------
            Together Variable - Credit Card Application                       CV4/1000                 From Oct 2000
            (with Terms and Conditions on reverse)                                                     [In conjunction with Together
            Northern Rock plc                                                                          Variable Mortgages.
                                                                                                       [REQUEST BETTER COPY]
------------------------------------------------------------------------------------------------------------------------------------
            Northern Rock Credit Card Application Form                        MAR 151/M9C              From Mar 1999
            (with Terms and Conditions)                                       22.3.99
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------

                                                                 16


------------------------------------------------------------------------------------------------------------------------------------

SABW       DOCUMENT                                                          REFERENCE                 USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------------
            Northern Rock Credit Card Application Form                        MAR 341                  From Jul 2001
            (with Terms and Conditions on reverse)                            9.7.2001
            Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------------
            Northern Rock Mortgage Credit Card                                [CCL/80A/2]              From Mar 2001
            (with Terms and Conditions on reverse)                            (CCL/ATA/2
            Northern Rock plc                                                 15.3.2001 on
                                                                              Conditions)
------------------------------------------------------------------------------------------------------------------------------------

            MORTGAGE DEEDS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 542Q)                                                    From Feb 1999
            Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD 542T)                           SOL 1                    From Oct 1999 ?
            Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542Q)                                                     From Feb 1999
            Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542T)                            SOL 1                    From Oct 1999
            Northern Rock plc [Together Flexible]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542T)                            SOL 1 08/00.             From Aug 2000
            Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------------
            Mortgage Deed (HMLR filing ref MD542Z)                            SOL 1 02/01.             From Feb 2001
            Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------------

            SUPPLEMENTARY INSTRUCTIONS TO SOLICITORS, INCLUDING:

------------------------------------------------------------------------------------------------------------------------------------
            [Together Mortgage - Reminder of documents to be sent
            with Reporton Title]
------------------------------------------------------------------------------------------------------------------------------------
            [Notice - Unsecured funds not available for purchase              UE1/0700                 From Jul 2000
            of property]
------------------------------------------------------------------------------------------------------------------------------------
            "Together" Flexible Loan Drawdown Loan Agreement - Addendum
            to Instructions to Solicitors/Licensed Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------------
            "Together" Flexible Loan Drawdown Loan Agreement - Addendum       TFDA/0700                From Jul 2000
            to Instructions to Solicitors/Licensed Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------------
            "Together" Loan Drawdown Loan Agreement - Addendum to             TFDA/0501                From May 2001
            Instructions to Solicitors/Licensed Conveyancers
            (with Certificate of Solicitor/Licensed Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------------

                                                                 17

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD

By: SIDLEY AUSTIN BROWN AND WOOD



ALLEN & OVERY

By: ALLEN & OVERY


                                       18